UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2006

Armor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18863	59-3392443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13386 International Parkway, Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (904) 741-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 20, 2006, Armor announced that it intends to offer, subject to market conditions and other factors, $400 million of Senior Subordinated Notes Due 2016 (the ‘‘Notes’’) only to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the ‘‘Securities Act’’), and to persons outside of the United States in reliance on Regulation S under the Securities Act. The press release announcing the proposed offering is being issued pursuant to and in accordance with Rule 135c under the Securities Act and a copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit	Description
99.1	Press Release issued by Armor Holdings, Inc. dated June 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2006

ARMOR HOLDINGS, INC.
By:	/s/ Philip A. Baratelli
Name: Philip A. Baratelli Title: Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Armor Holdings, Inc. dated June 20, 2006